Exhibit 99.2

Clover Health and Social Capital Hedosophia Holdings Corp. III Announce Closing of Business Combination

January 7, 2021

Clover Health Class A Common Stock to Begin Trading on Nasdaq as “CLOV” on January 8, 2021

NASHVILLE, Tenn. & PALO ALTO, Calif.—(BUSINESS WIRE)--Jan. 7, 2021-- Clover Health Investments, Corp. (“Clover”), an innovative technology company improving health outcomes for America’s seniors, and Social Capital Hedosophia Holdings Corp. III (NYSE: IPOC) (“SCH”), a publicly traded special purpose acquisition company, today completed their previously announced business combination to form one of the nation’s fastest growing publicly-traded Medicare Advantage insurers. The newly formed company is named Clover Health Investments, Corp. (“Clover Health” or the “Company”) and its shares of Class A common stock and warrants will start trading on The Nasdaq Global Select Market (“Nasdaq”) under the new ticker symbols “CLOV” and “CLOVW,” respectively.

The business combination, which has an enterprise value of approximately $3.7 billion, will provide significant capital for the Company to scale and improve health outcomes for seniors across the United States. SCH shareholders approved the transaction at an extraordinary general meeting on January 6, 2021.

“Today marks an important milestone in Clover Health’s mission to improve every life by enabling improved clinical decision making and achieving affordability in healthcare in the U.S.,” said Vivek Garipalli, CEO and Co-Founder of Clover Health. “As a public company, we will continue to pioneer a fundamentally different approach in the Medicare Advantage and Medicare space – investing in technology and partnering closely with physicians to help them make critical decisions for their patients at the point of care – with an overarching commitment to creating value for all stakeholders.”

Chamath Palihapitiya, CEO and Founder of SCH, said: “On behalf of the SCH team, I am thrilled to announce the closing of this transaction and bring Clover Health to the public markets. Vivek, Andrew and their team have created a next-generation Medicare Advantage company that combines wide access to healthcare with a technology-enabled operating model. We are confident that Clover Health will continue to empower physicians to deliver better care and better outcomes for all its members and look forward to partnering with them in this next stage of growth.”

Clover’s management team, led by CEO and Co-Founder Vivek Garipalli and President and Co-Founder Andrew Toy, will continue to lead the newly formed company. Chamath Palihapitiya, Founder and CEO of SCH, will act as a senior advisor to the Company’s management.

Trading is expected to begin on the Nasdaq on January 8, 2021, under the new ticker symbol “CLOV” for Clover Health Class A common stock and “CLOVW” for the Clover Health warrants.

Connaught acted as financial advisor, Credit Suisse acted as placement agent and capital markets advisor and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to SCH. Citigroup acted as financial advisor, placement agent and capital markets advisor. J.P. Morgan acted as financial advisor and capital markets advisor. Jefferies LLC also acted as financial advisor. Blueshirt Capital Advisors acted as capital markets advisor and Orrick, Herrington & Sutcliffe LLP acted as legal advisor to Clover.

About Social Capital Hedosophia Holdings Corp. III

Social Capital Hedosophia Holdings Corp. III is a partnership between the investment firms of Social Capital and Hedosophia. Social Capital Hedosophia Holdings Corp. III unites technologists, entrepreneurs and technology-oriented investors around a shared vision of identifying and investing in innovative and agile technology companies. To learn more about Social Capital Hedosophia Holdings Corp. III, visit www.socialcapitalhedosophiaholdings.com.

About Clover Health

Clover Health is a healthcare technology company with a deeply rooted mission of improving every life. Clover uses its proprietary technology platform to collect, structure, and analyze health and behavioral data to improve medical outcomes and lower costs for patients. As a company whose business goals fully align with its members’ health needs, Clover works with members and their doctors to become a valued partner. This trust is built by proactively identifying at-risk individuals and teaming up with physicians to accelerate care coordination and simultaneously improve health outcomes and reduce avoidable costs. Clover has offices in San Francisco, Jersey City, Nashville and Hong Kong.

For more information, please visit www.cloverhealth.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction between Clover and SCH, including statements regarding Clover Health’s business strategy, plans and objectives of management for future operations, including as they relate to the anticipated effects of the business combination and the listing of shares of Clover Health on Nasdaq. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the outcome of any legal proceedings that may be instituted against SCH and Clover following the consummation of the business combination, (ii) the effect of the transaction on Clover Health’s business relationships, operating results, and business generally, (iii) the risk that the transaction disrupts current plans and operations of Clover Health, (iv) the ability to maintain the listing of Clover Health’s securities on a national securities exchange, (v) the risk of downturns and a changing regulatory landscape in the highly competitive residential real estate industry, (vi) costs related to the transaction, (vii) the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, and (viii) the possibility that Clover Health may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement/prospectus filed by SCH with the Securities and Exchange Commission (the “SEC”) on December 14, 2020, and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Clover Health assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Clover Health does not give any assurance that it will achieve its expectations.

View source version on businesswire.com: https://www.businesswire.com/news/home/20210107005762/en/

Clover Health:

Media

Andy Robinson / Andrew Still-Baxter

Clover Health

press@cloverhealth.com

+1.718.915.1519 / +1.406.250.8397

Investors

Whitney Kukulka

The Blueshirt Group

investors@cloverhealth.com

Social Capital Hedosophia Holdings Corp. III:

Media

Sara Evans / Kerry Golds

Finsbury

sara.evans@finsbury.com / kerry.golds@finsbury.com

+1.917.344.9279 / +1.646.957.2279

Jonathan Gasthalter / Carissa Felger

Gasthalter & Co.

SCH@gasthalter.com

Source: Social Capital Hedosophia Holdings Corp. III